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                                                                      Exhibit 32

                                  CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of EDO Corporation (the "Company") on Form 10-Q for the quarter ended March 27, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ JAMES M. SMITH
                                           --------------------------------
                                           James M. Smith
                                           Chief Executive Officer
                                           May 3, 2004

                                           /s/ FREDERIC B. BASSETT
                                           --------------------------------
                                           Frederic B. Bassett
                                           Chief Financial Officer
                                           May 3, 2004